                                                                   Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Andrea's previously filed Registration Statements Files No. 33-84092, 333-35687, 333-14385, 333-82375, 333-83173,
333-51424, 333-38609, 333-45421, 333-52129, 333-31946, 333-69248, and 333-82738.


/s/ Arthur Andersen LLP

Melville, New York
March 28, 2002